UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 27, 2006
ZILA, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-17521 (Commission File Number)	86-0619668 (I.R.S. Employer Identification No.)
5227 North 7th Street, Phoenix, Arizona 85014-2800
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (602) 266-6700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form is intended to simultaneously satisfy the filing obligation of the registrant under the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
On January 27, 2006, Zila, Inc.’s subsidiaries, Zila Nutraceuticals, Inc., Zila Biotechnology, Inc., Zila Pharmaceuticals, Inc., and Zila Swab Technologies, Inc., entered into a Fourth Amendment to Credit and Security Agreement and Amendment to Reimbursement Agreement with Wells Fargo Bank. Zila, Inc. is a guarantor of any indebtedness under the Credit and Security Agreement, as amended. The amendments (i) changed the net worth covenants and capital expenditures limits for the fiscal year ending July 31, 2006, and the borrowing base eligibility computation under the Credit and Security Agreement, and (ii) changed the interest rate and fee structure for both the Credit and Security Agreement and the Reimbursement Agreement for the irrevocable direct-pay letter of credit that secures Zila Nutraceuticals, Inc.’s payment of interest and principal for the outstanding Industrial Development Revenue Bonds. Additionally, the amendments require the company to complete a sale and leaseback transaction for its Prescott, Arizona manufacturing facility on or before March 31, 2006 or place an additional $500,000 in the restricted cash collateral account that supports the Industrial Development Revenue Bonds. There have been no borrowings under the Credit and Security Agreement. The above discussion is merely a description of select terms of the agreements and is qualified in its entirety by reference to the Fourth Amendment to Credit and Security Agreement and Amendment to Reimbursement Agreement filed as Exhibit 10.1 hereto and the agreements incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth in Item 1.01 above and the Fourth Amendment to Credit and Security Agreement and Amendment to Reimbursement Agreement filed as Exhibit 10.1 hereto are incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.
(c)
Exhibits.

10.1	Fourth Amendment to Credit and Security Agreement and Amendment to Reimbursement Agreement dated January 27, 2006 between Zila Nutraceuticals, Inc., Zila Biotechnology, Inc., Zila Pharmaceuticals, Inc., Zila Swab Technologies, Inc., and Wells Fargo Bank.	*

10.2	Third Amendment to Credit and Security Agreement dated October 27, 2005 between Zila Nutraceuticals, Inc., Zila Biotechnology, Inc., Zila Pharmaceuticals, Inc., Zila Swab Technologies, Inc., and Wells Fargo Business Credit.	A

10.3	Second Amendment to the Credit and Security Agreement dated January 25, 2005 with Wells Fargo Business Credit, Inc. and Zila Nutraceuticals, Inc., Zila Biotechnology, Inc., Zila Pharmaceuticals, Inc., Zila Swab Technologies, Inc., and Oxycal Laboratories, Incorporated.	B

10.4	First Amendment dated August 17, 2004 to the Credit and Security Agreement dated February 6, 2004 by and between Wells Fargo Business Credit, Inc. and Zila Nutraceuticals, Inc., Zila Biotechnology, Inc., Zila Pharmaceuticals, Inc., Zila Swab Technologies, Inc., and Oxycal Laboratories, Incorporated.	C

10.5	Credit and Security Agreement between Zila Nutraceuticals, Inc., Zila Biotechnology, Inc., Zila Pharmaceuticals, Inc., Zila Swab Technologies, Inc., Oxycal Laboratories, Incorporated, and Wells Fargo Business Credit, Inc., dated as of February 6, 2004.	D

10.6	Reimbursement Agreement between Oxycal Laboratories, Incorporated, an Arizona Corporation (currently known as Zila Nutraceuticals, Inc., a successor by merger to Oxycal Laboratories, Incorporated) and Wells Fargo Business Credit, Inc. relating to $3,900,000 – The Industrial Development Authority Revenues Bonds (Oxycal Laboratories, Incorporated Project) Series 1999A, dated as of February 6, 2004	D

*	Filed Herewith

A	Incorporated by Reference to the Company’s Current Report on Form 8-K dated October 27, 2005

B	Incorporated by reference to the Company’s Current Report on Form 8-K dated January 25, 2005

C	Incorporated by reference to the Company’s Annual Report on Form 10-K for fiscal year ended July 31, 2004

D	Incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended January 31, 2004

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZILA, INC.

Dated: February 2, 2006	By:	/s/ Andrew A. Stevens

Andrew A. Stevens
Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
10.1	Fourth Amendment to Credit and Security Agreement and Amendment to Reimbursement Agreement dated January 27, 2006 between Zila Nutraceuticals, Inc., Zila Biotechnology, Inc., Zila Pharmaceuticals, Inc., Zila Swab Technologies, Inc., and Wells Fargo Bank.	*

10.2	Third Amendment to Credit and Security Agreement dated October 27, 2005 between Zila Nutraceuticals, Inc., Zila Biotechnology, Inc., Zila Pharmaceuticals, Inc., Zila Swab Technologies, Inc., and Wells Fargo Business Credit.	A

10.3	Second Amendment to the Credit and Security Agreement dated January 25, 2005 with Wells Fargo Business Credit, Inc. and Zila Nutraceuticals, Inc., Zila Biotechnology, Inc., Zila Pharmaceuticals, Inc., Zila Swab Technologies, Inc., and Oxycal Laboratories, Incorporated.	B

10.4	First Amendment dated August 17, 2004 to the Credit and Security Agreement dated February 6, 2004 by and between Wells Fargo Business Credit, Inc. and Zila Nutraceuticals, Inc., Zila Biotechnology, Inc., Zila Pharmaceuticals, Inc., Zila Swab Technologies, Inc., and Oxycal Laboratories, Incorporated.	C

10.5	Credit and Security Agreement between Zila Nutraceuticals, Inc., Zila Biotechnology, Inc., Zila Pharmaceuticals, Inc., Zila Swab Technologies, Inc., Oxycal Laboratories, Incorporated, and Wells Fargo Business Credit, Inc., dated as of February 6, 2004.	D

10.6	Reimbursement Agreement between Oxycal Laboratories, Incorporated, an Arizona Corporation (currently known as Zila Nutraceuticals, Inc., a successor by merger to Oxycal Laboratories, Incorporated) and Wells Fargo Business Credit, Inc. relating to $3,900,000 — The Industrial Development Authority Revenues Bonds (Oxycal Laboratories, Incorporated Project) Series 1999A, dated as of February 6, 2004	D

*	Filed Herewith

A	Incorporated by Reference to the Company’s Current Report on Form 8-K dated October 27, 2005

B	Incorporated by Reference to the Company’s Current Report on Form 8-K dated January 25, 2005

C	Incorporated by Reference to the Company’s Annual Report on Form 10-K for fiscal year ended July 31, 2004

D	Incorporated by Reference to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended January 31, 2004

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